UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)]
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Sec. 240.14a-12
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
Knight-Swift Transportation Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KNIGHT TRANSPORTATION SWIFT TRANSPORTATION KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC. ATTN: PROXY DEPT. 2002 WEST WAHALLA LANE PHOENIX, AZ 85027 Your Vote Counts! KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC. 2025 Annual Meeting Vote by May 12, 2025 11:59 PM ET V67421-P24491 You invested in KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2025. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 13, 2025 8:30 A.M., Local Time Knight-Swift Transportation Holdings Inc. 2002 West Wahalla Lane Phoenix, Arizona 85027 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| **Proposal No. 1: Elect twelve directors, each such director to serve until the 2026 Annual Meeting.** | |
| **Nominees:** | |
| 1a. Amy Boerger | For |
| 1b. Douglas Col | For |
| 1c. Reid Dove | For |
| 1d. Michael Garnreiter | For |
| 1e. Louis Hobson | For |
| 1f. Gary Knight | For |
| 1g. Kevin Knight | For |
| 1h. Adam Miller | For |
| 1i. Kathryn Munro | For |
| 1j. Jessica Powell | For |
| 1k. Roberta Roberts Shank | For |
| 1l. David Vander Ploeg | For |
| **Proposal No. 2: Conduct an advisory, non-binding vote to approve named executive officer compensation.** | For |
| **Proposal No. 3: Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2025.** | For |
| **Proposal No. 4: Vote on a stockholder proposal regarding support for transparency in political spending.** | Against |
| **Proposal No. 5: Transact any other business that may properly come before the meeting.** | |
| **Other Action: In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments thereof.** | |

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